SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 17, 2008 (December 17, 2008)
Date of Report
(Date of Earliest Event Reported)
Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
(706) 649-2267
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Changes in Fiscal Year.
Amendment to Articles of Incorporation
     On December 17, 2008, the shareholders of Synovus Financial Corp. (the “Company”) approved an amendment (the “Articles Amendment”) to Article 4 of the Company’s articles of incorporation to authorize the issuance by the Company of up to 100,000,000 shares of preferred stock. The preferred stock may be issued by the Company’s board of directors in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, designations, preferences, rights, qualifications, limitations and restrictions as determined by the board of directors.
     The Articles Amendment was approved by the board of directors on October 23, 2008, subject to shareholder approval, and was effective upon approval by the Company’s shareholders and the filing of the Articles Amendment with the Secretary of State of Georgia on December 17, 2008. The full text of the Articles Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference. The above summary is qualified in its entirety by reference to the full text of the Articles Amendment filed as Exhibit 3.1.
Amendment to Bylaws
     On December 17, 2008, the shareholders of the Company also approved an amendment to Section 1 of Article III of the Company’s bylaws (the “Bylaws Amendment”) to authorize the board of directors to fix the size of the board of directors. The Bylaws Amendment does not remove the existing right of the shareholders to fix the size of the board of directors upon a vote of 66 2/3% of the shareholders. The Bylaws Amendment also reduced the maximum size of the board of directors from 60 to 25 directors.
     The Bylaws Amendment was approved by the board of directors on October 23, 2008, subject to shareholder approval, and was effective upon approval by the Company’s shareholders on December 17, 2008. The full text of the Bylaws, as amended, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by this reference. The above summary is qualified in its entirety by reference to the full text of the Bylaws, as amended, filed as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

3.1	Synovus Financial Corp. Articles of Amendment to Articles of Incorporation, effective as of December 17, 2008

3.2	Synovus Financial Corp. Bylaws, as amended on December 17, 2008

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP.
(“Synovus”)

Dated: December 17, 2008	By:	/s/ Samuel F. Hatcher Samuel F. Hatcher
Executive Vice President, General
Counsel and Secretary

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